UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 29, 2010

CLST Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17304 Preston Road, Suite 420

Dallas, Texas, 75252

(Address of principal executive offices including Zip Code)

(972) 267-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

Background

As previously disclosed, during 2008 the Company consummated two acquisitions of consumer notes receivable portfolios.  On November 10, 2008, the Company, through CLST Asset I, LLC (“CLST Asset I”), a wholly owned subsidiary of CLST Financo, Inc. (“Financo”), which is one of our direct, wholly owned subsidiaries, entered into a purchase agreement to acquire all of the outstanding equity interests of FCC Investment Trust I (“Trust I”) from a third party (the “Trust I Purchase Agreement”).    The purchase price payable in the Trust I Purchase Agreement was financed pursuant to the terms and conditions set forth in the credit agreement, dated November 10, 2008, among Trust I, Fortress Credit Co LLC, as a lender (“Fortress”), FCC Finance, LLC (“FCC”), as the initial servicer, and various other parties (the “Trust I Credit Agreement”).  On December 12, 2008 we, through CLST Asset Trust II (“Trust II”), a newly formed trust wholly owned by CLST Asset II, LLC (“CLST Asset II”), a wholly owned subsidiary of Financo, entered into a purchase agreement to acquire certain receivables, installment sales contracts and related assets owned by SSPE Investment Trust I (“SSPE Trust”) and SSPE, LLC (“SSPE”). Funding for Trust II included a revolving loan, which Trust II entered into with Summit Consumer Receivables Fund, L.P. (“Summit”), as originator, SSPE and SSPE Trust, as co-borrowers, Summit and Eric J. Gangloff, as Guarantors, Fortress Credit Corp. (“Fortress Corp.”), as a lender, Summit Alternative Investments, LLC, as the initial servicer, and various other parties (“Trust II Credit Agreement”).

As previously disclosed, both Trust I and Trust II had been notified that they were in default of certain of their obligations under their respective credit agreements, and the Company’s investment in Trust I and Trust II was at a substantial risk of loss.  The Company’s outstanding balances under the Trust I Credit Agreement and the Trust II Credit Agreement were $21.9 million and $4.0 million, respectively, as of August 31, 2010.  The Company had been in discussions with Fortress and Fortress Corp. regarding these matters and has entered into the Trust I and Trust II settlement transactions discussed below in resolution of these matters (the “Trust I and Trust II Settlement Transactions”).

Trust I and Trust II Settlement Transactions

On October 29, 2010, the Trust I Credit Agreement was amended, effective August 31, 2010 (the “First Amendment”).  Among other things, the First Amendment provided additional funding to Trust I to enable it to purchase the receivables portfolio of Trust II and pay in full the outstanding principal balance in addition to all accrued interest.  Trust I executed an Amended and Restated Note in favor of Fortress, dated October 29, 2010 (the “Amended and Restated Note”), in the face amount of $25,763,950 which modifies, restates and replaces that certain Note, dated as of November 10, 2008, executed by Trust I in the original face amount of $34,891,977 (the “Existing Note”).  Pursuant to the First Amendment, the Administrative Agent and Lenders (as such terms are defined in the First Amendment) (i) consented to the Sale and Assignment Agreement discussed below and (ii) waived all prior events of default under the Trust I Credit Agreement and the accrual and collection of default rate interest in connection with such events of default for the period from September 1, 2010 through October 29, 2010.   In addition, the parties agreed that certain ineligible receivables acquired by Trust I under the Trust I Purchase Agreement would be repurchased by Drawbridge Special Opportunities Fund LP (“Drawbridge”), or one of its affiliates, for an amount equal to $176,964.  These ineligible receivables were sold pursuant to the Ineligible Receivables Sale and Assignment Agreement discussed below.  Also, the CLST Parties and the Fortress Parties (as each is defined in the First Amendment) agreed to a mutual release which released and discharged all claims, demands and causes of action they may have against one another related to the Trust I Credit Agreement, the Trust II Credit Agreement and certain other related transaction documents.  The First Amendment also amended certain terms and conditions of the Trust I Credit Agreement including, among others (i) the definitions of “Change of Control,” “Defaulted Receivable,” “Facility Amount” and “Interest Rate” and (ii) the Annualized Default Rate triggers and Delinquent Accounts Ratio triggers.

In connection with the Trust I and Trust II Settlement Transactions, Trust I entered into a Sale and Assignment, effective as of August 31, 2010 (the “Sale and Assignment Agreement”), with Trust II, whereby Trust I purchased from Trust II its portfolio of receivables along with all related security and rights to income and proceeds from the receivables for a purchase price of approximately $5.9 million.  Also, Trust I entered into a Sale and Assignment, effective as of October 29, 2010 (the “Ineligible Receivables Sale and Assignment Agreement”),

with 50-by-50 LLC, an affiliate of Drawbridge (the “Buyer”), whereby Trust I sold certain ineligible receivables acquired under the Trust I Purchase Agreement to Buyer for an amount equal to $176,964.

Copies of the First Amendment, Amended and Restated Note, Sale and Assignment Agreement and Ineligible Receivables Sale and Assignment Agreement are being furnished as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

10.1                             First Amendment to Credit Agreement, dated as of October 29, 2010 but effective as of August 31, 2010, by and among FCC Investment Trust I, Fortress Credit Co LLC, Fortress Credit Funding I LP, Fortress Credit Funding III LP, Fortress Credit Opportunities I L.P., FCC Finance, LLC, U.S. Bank National Association and Lyon Financial Services, Inc.

10.2                             Amended and Restated Note, dated as of October 29, 2010, by FCC Investment Trust I in favor of Fortress Credit Co LLC.

*10.3                      Sale and Assignment Agreement, dated as of August 31, 2010, by and between CLST Asset Trust II and FCC Investment Trust I.

*10.4                      Sale and Assignment Agreement, dated as of October 29, 2010, by and between FCC Investment Trust I and 50-by-50 LLC.

*                                         Portions of these exhibits have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLST HOLDINGS, INC.

Dated: November 3, 2010	By:	/s/ Robert A. Kaiser
Robert A. Kaiser
President and Chief Executive Officer